UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 29, 2005

Viasystems, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

333-29727	43-1777252
(Commission File Number)	(IRS Employer Identification No.)

101 South Hanley Road
St. Louis, Missouri	63105
(Address of Principal Executive Offices)	(Zip Code)

314-727-2087
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8- Other Events

Item 8.01  Other Events

Viasystems Group, Inc., the parent of Viasystems, Inc. announced today that it is currently engaged in the process of explaining a range of strategic alternatives related to its Wire Harness Business, including a possible sale of the Wire Harness Business. The rest of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Section 9-  Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

(c) Exhibits
99.1 Press Release dated June 29, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 29, 2005
By:	/s/ Joseph S. Catanzaro
Joseph S. Catanzaro
Senior Vice President, CFO

Exhibit 99.1

NEWS COPY	INFORMATION CONTACT:
Kelly E. Wetzler
FOR IMMEDIATE RELEASE	(314) 746-2217

VIASYSTEMS EXPLORING STRATEGIC ALTERNATIVES
FOR WIRE HARNESS BUSINESS

Proceeds Expected to Fuel China PCB Growth

ST. LOUIS, June 29, 2005 - Viasystems Group, Inc. announced today that it is currently engaged in the process of exploring a range of strategic alternatives related to its Wire Harness Business, including a possible sale of the Wire Harness Business. The Wire Harness Business is the leading manufacturer of wire harnesses to North American white goods appliance manufacturers and a provider of assembly services. The Wire Harness Business also produces specialty harnesses for an expanding customer base in diverse markets including transportation, HVAC, construction, agriculture, vending and industrial.

“The Wire Harness Business has seen substantial revenue and earnings growth over the last several years and we expect that growth to continue for the foreseeable future,” stated David M. Sindelar, CEO of Viasystems. “However, in order to maximize shareholder value, we believe a transaction in which we can deleverage our balance sheet and create more liquidity to invest in our leading Chinese PCB assets will optimize our business model and best serve our customers. Our PCB sales in China have increased on a compound annual growth rate of 20% over the last 3 years and we need to position ourselves to continue to make capital investments to support such robust growth”, added David Sindelar.

The Company has retained Rothschild, Inc. and J.P. Morgan Securities, Inc. as financial advisors to assist in its review. No formal decisions have been made and no agreements have been reached at this time. There can be no assurances that any particular alternative will be pursued or that any transaction will occur, or on what terms.

This press release contains forward-looking statements as defined by the federal securities laws, and these statements are based upon Viasystems' current expectations and assumptions, which are inherently subject to various risks and uncertainties that could cause actual results to differ from those anticipated, projected, or implied. Certain factors that could cause actual results to differ include fluctuations in operating results and customer orders, a competitive environment, reliance on large customers, risks associated with international operations, ability to protect patents and trade secrets, environmental laws and regulations, relationship with unionized employees, risks associated with acquisitions, substantial indebtedness, control by large stockholders and other factors described in Viasystems' filings with the Securities and Exchange Commission.

Viasystems Group, Inc. is a global provider of complex multi-layer printed circuit boards and electro-mechanical components and assemblies. The company’s 25,000 employees serve more than 100 customers in the automotive, consumer, computer and data communications, industrial and instrumentation, and telecommunications markets.